DIVESTITURE & ACQUISITIONS	12 Months Ended
Jan. 31, 2026
Discontinued Operations and Disposal Groups [Abstract]
DIVESTITURE & ACQUISITIONS	DIVESTITURE & ACQUISITIONS
On December 1, 2022 Cognyte sold Situational Intelligence Solutions (“SIS”) business to Volaris group (“Volaris”). As consideration for the sale, Cognyte received $42.4 million in cash and $4.7 million in hold back which was paid during the year ended January 31, 2024. The sale included equity interests, assets and liabilities attributable to the SIS business for a total consideration of $47.1 million, plus a performance based earn-out which was not achieved. The sale price was subject to adjustments based on changes in actual closing net working capital. The sale price was adjusted during the year ended January 31, 2024 based on changes in actual closing net working capital and the completion of asset transfer which resulted in an additional pre-tax gain of $4.8 million recorded within other income. Proceeds from the divestiture were $4.9 million and $5.0 million during the years ended January 31, 2025 and 2024, respectively.

On May 20, 2025, Cognyte acquired 100% of the equity of GroupSense, Inc., a digital risk protection services company, for total consideration of approximately $4.4 million, consisting entirely of cash paid at closing. The transaction is reflected in accordance with ASC Topic 805, “Business Combinations”, using the acquisition method of accounting with Cognyte as the acquirer. The acquisition agreement also includes contingent consideration of up to $5.0 million, payable upon the achievement of specified post‑closing performance targets. The fair value of the contingent consideration was assessed as zero at the acquisition date and remained zero as of January 31, 2026, as achievement of the relevant targets was not expected. Accordingly, no contingent consideration liability was recognized in the consolidated financial statements.
Cognyte allocated the purchase price to the identifiable assets acquired and liabilities assumed based on their estimated fair values as of the acquisition date. The fair value estimate of the customer relationship was determined using a variation of the income approach known as the “Multi-Period Excess Earnings Approach”. This valuation technique estimates the fair value of an asset based on market participants’ expectations of the cash flows the asset would generate over its remaining useful life. The net cash flows were discounted to present value.

The significant components of the purchase price allocation were as follows:

(in thousands)	Fair Value
Customer relationships (finite‑lived intangible)	$4,833
Deferred tax asset, net	909
Other net liabilities(1)	(1,519)
Goodwill(2)	191
Total consideration	$4,414

(1) Other net liabilities includes cash, receivables, payables, deferred revenue and accrued liabilities, which were not significant individually.
(2) Goodwill was recorded as the residual amount by which the purchase price exceeded the fair value of the net assets acquired.

Pro forma information giving effect to the acquisition has not been provided, as the results would not be material.